THE AUSTRIA FUND

ALLIANCE CAPITAL


SEMI-ANNUAL REPORT
FEBRUARY 28, 1998



LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

April 27, 1998

Dear Shareholder:

This semi-annual report provides an update of The Austria Fund's performance and market activity for the six month period ended February 28, 1998.

INVESTMENT RESULTS
The following table shows how your Fund performed compared to its benchmark, the Credit Aktien Index, for the three, six and 12-month periods ended February 28, 1998. For the six-month period ended February 28, 1998, your Fund outperformed its benchmark due to an overweight position in technology stocks relative to the benchmark.


INVESTMENT RESULTS*
Periods Ended February 28, 1998
                                        TOTAL RETURNS
                             3 MONTHS      6 MONTHS     12 MONTHS
                            ----------    ----------    ----------
THE AUSTRIA FUND              18.12%        14.54%        22.76%

CREDIT AKTIEN INDEX           14.52%        14.05%        16.24%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF FEBRUARY 28, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE CREDIT AKTIEN INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPRISED OF 25 DOMESTIC COMPANIES ON THE VIENNA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
The Austrian stock market recovered strongly over the past quarter. Investors were encouraged by a general revival in European markets but also by an increase in growth expectations for the Austrian economy. We anticipate Gross Domestic Product growth to have exceeded 2.5% during 1997 and believe that a rate above 3% is achievable in 1998. At the same time, inflationary pressures have remained benign. The year-on-year inflation rate at the end of February 1998 was just 1%, and we do not expect the full year rate for 1998 to exceed 1.5%. Obviously, this environment is very favorable for business profits, and we expect corporate earnings growth of more than 15% during the year.

Despite this increasingly favorable outlook, Austrian investors remain under-invested in their own market. While the rest of Europe has seen dramatic increases in mutual funds and overall equity ownership, Austria has been left behind. We understand that the authorities are looking at ways to increase the provision of risk capital, and we are optimistic that some form of fiscal incentives for share ownership will be introduced over the next few years.

The Austrian stock market is now the cheapest in Europe, with a prospective price to cash flow multiple of around 6 times for 1998. This compares favorably with the likes of Germany which is currently trading on a comparable multiple of 9 times and the United Kingdom, now trading on a multiple of 11 times. There is clearly a case for some multiple expansion over time, for which the catalyst should prove to be an increase in domestic participation in the equity market.

PORTFOLIO STRATEGY
Your Fund's portfolio remains fully invested with a continuing emphasis on growth stocks. We have significantly raised the Fund's exposure to the banking sector. We have become increasingly optimistic about this sector, especially as a result of a renewed focus on profitability in the industry, subsequent to the merger between Bank Austria and Creditanstalt. A more profits-focused financial sector should have important ramifications for the rest of the stock market, as the cozy relationships between banks and major companies are eroded. We fully expect to see the banking sector divesting itself of many of their industrial holdings. We expect this break in the link between major companies and their "house" banks to open up new opportunities in the future. We also maintain a significant portion of your Fund's assets in the technology sector, where we feel there are major opportunities for Austrian companies doing business with Eastern Europe.

Your Fund remains under-weighted in the utility sector, where we believe that growth opportunities are constrained and that current valuations are more reflective of potential corporate activity than on real value. We have also reduced positions in companies with significant


1


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

exposure to the Far East, most notably VA Technologie AG, on the basis that many of the large infrastructure projects involving this company will be canceled or scaled back, thereby reducing the group's earnings growth in the near term.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market, and on your Fund's investment results, in the future.


Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2


TEN LARGEST HOLDINGS
FEBRUARY 28, 1998 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                           U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Bank Austria AG (preferred and new shares)        $ 30,901,381       19.8%
OMV AG                                              15,621,313       10.0
Austria Tabakwerke AG                               14,917,850        9.5
EVN                                                 12,573,706        8.1
Topcall International AG                             8,933,342        5.7
Erste Bank Der Oesterreichischen Sparkassen AG       7,381,761        4.7
Schoeller-Bleckmann Oilfield Equipment AG            6,747,024        4.3
VA Technologie AG                                    6,216,900        4.0
Bau Holdings AG (common and new shares)              5,793,586        3.7
Austria Mikro Systeme International AG               4,187,064        2.7
                                                  $113,273,927       72.5%


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-77.7%
BASIC INDUSTRIES-20.9%
ENERGY-10.0%
OMV AG                                          128,860    $  15,621,313
TECHNOLOGY-10.9%
Austria Mikro Systeme International AG           63,233        4,187,064
E-Pub Services (a)(b)                            14,070          847,871
Scala Business Solutions NV (a)                 467,000        3,000,819
Topcall International AG (a)                     12,000        8,933,342
                                                             ------------
                                                              16,969,096
                                                             ------------
                                                              32,590,409

CAPITAL GOODS-18.8%
ENGINEERING & CONSTRUCTION-14.8%
Bau Holdings AG                                  94,480        5,567,584
  new                                             3,900          226,002
Schoeller-Bleckmann Oilfield
  Equipment AG (a)                               60,000        6,747,024
Strabag Oesterreich AG                            9,387          474,456
VA Technologie AG                                45,000        6,216,900
Weinerberger Baustoff Industrie AG               20,000        3,863,278
                                                             ------------
                                                              23,095,244

MACHINERY-0.9%
Steyr Daimler Puch Aktiengesells                 50,000        1,332,165

PAPER & FOREST PRODUCTS-1.9%
Mayer-Melnhof Karton AG                          52,800        3,061,785

STEEL-1.2%
Voest-Alpine Stahl AG                            49,500        1,949,949
                                                             ------------
                                                              29,439,143

CONSUMER PRODUCTS & SERVICES-16.1%
AIRLINES-1.9%
Austrian Airlines (a)                            70,000        1,760,809
Flughafen Wien AG                                29,800        1,202,631
                                                             ------------
                                                               2,963,440

FOOD & BEVERAGES-4.7%
Brau-Union Goess-Reininghaus
  Osterreichische Brau AG                        60,000        3,526,319
Oesterreichische Brau-Beteillgungs AG            53,568        3,139,902
Royal Tokaj Wine Co., Ltd. (a)(b)(c)            275,254          680,221
                                                             ------------
                                                               7,346,442

TOBACCO-9.5%
Austria Tabakwerke AG (a)                       279,955       14,917,850
                                                             ------------
                                                              25,227,732

FINANCIAL SERVICES-12.7%
BANKING-9.0%
Bank Austria AG
  Prt Ctf new (a)(d)                             82,660        4,806,272
Bank Fuer Oberoesterreich und Salzburg           30,000        1,814,879
Erste Bank Der Oesterreichischen
  Sparkassen AG (a)                             120,000        7,381,761
                                                             ------------
                                                              14,002,912

INSURANCE-3.7%
Erste Allegemeine Generali AG                    10,055        3,295,150
Wiene Staedtische Allgemeine Ver                 22,000        2,551,488
                                                             ------------
                                                               5,846,638
                                                             ------------
                                                              19,849,550


4


                                                               THE AUSTRIA FUND
_______________________________________________________________________________
                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-9.2%
ELECTRIC & GAS-9.2%
Burgenland Holdings AG                           60,000    $   1,833,686
EVN                                              89,440       12,573,706
                                                             ------------
                                                              14,407,392

Total Common Stocks
  (cost $100,589,289)                                        121,514,226

PREFERRED STOCKS-18.8%
FINANCIAL SERVICES-17.2%
BANKING-16.7%
Bank Austria AG
  new (a)(d)                                    120,000        7,833,130
Bank Austria AG II
  new (a)(d)                                    278,096       18,261,979
                                                             ------------
                                                              26,095,109

INSURANCE-0.5%
Erste Allegemeine Generali AG                     4,507          854,697
                                                             ------------
                                                              26,949,806

CONSUMER PRODUCTS & SERVICES-1.6%
RETAIL-1.6%
BauMax Vertiebs AG (a)                          147,000        2,499,690

Total Preferred Stocks
  (cost $17,814,055)                                          29,449,496

TIME DEPOSIT-0.1%
Royal Bank of Canada
  5.625%, 3/02/98
  (cost $100,000)                                  $100          100,000

TOTAL INVESTMENTS-96.6%
  (cost $118,503,344)                                        151,063,722
Other assets less liabilities-3.4%                             5,263,618

NET ASSETS-100%                                            $ 156,327,340


(a)  Non-income producing security.

(b)  Restricted and illiquid security, valued at fair value (See Notes A & E).

(c)  British Pound denominated security.

(d)  Security represents investment in an affiliate.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $118,503,344)        $ 151,063,722
  Cash, at value (cost $5,679,337)                                   5,688,323
  Interest receivable                                                   41,210
  Foreign taxes receivable                                              39,758
  Prepaid expenses and other assets                                      6,431
  Total assets                                                     156,839,444

LIABILITIES
  Management fee payable                                               100,029
  Payable for investment securities purchased                          100,000
  Sub-advisory fee payable                                              21,407
  Accrued expenses                                                     290,668
  Total liabilities                                                    512,104

NET ASSETS                                                       $ 156,327,340

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     117,030
  Additional paid-in capital                                       124,326,458
  Accumulated net investment loss                                   (1,637,347)
  Accumulated net realized gain on investments and
    foreign currency transactions                                      952,615
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     32,568,584
                                                                 $ 156,327,340

NET ASSET VALUE PER SHARE (based on 11,703,031 shares outstanding)      $13.36


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)                 THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $42,041)                           $    294,284
  Interest                                               50,422   $    344,706

EXPENSES
  Management fee                                        683,096
  Sub-advisory fee                                      146,289
  Custodian                                             199,134
  Audit and legal                                        91,768
  Directors' fees and expenses                           86,142
  Printing                                               17,556
  Transfer agency                                        15,617
  Registration Fee                                       13,252
  Miscellaneous                                          11,237
  Total expenses                                                     1,264,091
  Net investment loss                                                 (919,385)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       6,750,093
  Net realized loss on foreign currency transactions                  (385,854)
  Net change in unrealized appreciation of:
    Investments                                                     12,802,897
    Foreign currency denominated assets and liabilities                 55,379
  Net gain on investments and foreign currency transactions         19,222,515

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 18,303,130


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                         SIX MONTHS ENDED      YEAR ENDED
                                         FEBRUARY 28, 1998      AUGUST 31,
                                            (UNAUDITED)            1997
                                         -----------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)             $    (919,385)      $      97,501
  Net realized gain on investments and
    foreign currency transactions              6,364,239           9,003,847
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities        12,858,276           7,829,782
  Net increase in net assets
    from operations                           18,303,130          16,931,130

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                       (4,447,152)            (97,501)
  Distributions in excess of net
    investment income                                 -0-         (1,423,893)
  Net realized gain on investment and
    foreign currency transactions             (4,271,606)                 -0-
  Total increase                               9,584,372          15,409,736

NET ASSETS
  Beginning of year                          146,742,968         131,333,232
  End of period                            $ 156,327,340       $ 146,742,968


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at February 28, 1998 was ATS 12.76 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management, L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $310 during the six months ended February 28, 1998.

Under the Sub-Advisory Agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

GiroCredit, an affiliate of the Sub-Adviser serves as the Sub-Custodian of the Fund. During the six months ended February 28, 1998, the Fund earned interest of $42,637 on Austrian schillings deposited with the Sub-Custodian, of which $41,210 was included as interest receivable at February 28, 1998. Brokerage commissions paid on investment transactions for the six months ended February 28, 1998 amounted to $145,601 of which $7,943 was paid to Bank Austria, and $4,724 was paid to Creditanstalt Investment Bank Vienna, also affiliates of the Sub-Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $28,190,280 and $43,007,350, respectively, for the six months ended February 28, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 1998.

At February 28, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $39,414,098 and gross unrealized depreciation of investments was $6,853,720 resulting in net unrealized appreciation of $32,560,378 (excluding foreign currency transactions).

At August 31, 1997, the Fund had a capital loss carryforward of $867,054 which expires in the year 2002.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.


10


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

At February 28, 1998, the Fund had no outstanding forward exchange currency contracts.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized of which 11,703,031 shares were outstanding at February 28, 1998.


NOTE E: RESTRICTED AND ILLIQUID SECURITIES

                                      DATE ACQUIRED        U.S. $ COST
                                      -------------        -----------
E-Pub Services                           4/02/97            $ 732,515
Royal Tokaj Wine Co., Ltd.               7/28/94              437,655


The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A.

The value of these securities at February 28, 1998 was $1,528,092, representing 1.0% of total net assets.


NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


NOTE G: MANAGED DISTRIBUTION POLICY
On December 4, 1997, the Fund's Board of Directors approved a managed distribution policy contemplating the distribution to the Fund's stockholders on a quarterly basis of at least 2.5% (approximately 10% annualized) of the Fund's total net assets.


11


FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED
                                            FEBRUARY 28,                        YEAR ENDED AUGUST 31,
                                                1998     ---------------------------------------------------------------
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.54       $11.22       $ 9.99       $11.03       $ 9.62       $ 8.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)         .01         (.02)          -0-        (.05)         .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.65         1.44         1.25         (.11)        1.55          .74
Net increase (decrease) in net asset
  value from operations                         1.57         1.45         1.23         (.11)        1.50          .75

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.38)        (.01)          -0-        (.02)        (.01)        (.01)
Distributions in excess of net
  investment income                               -0-        (.12)          -0-          -0-        (.06)          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.37)          -0-          -0-          -0-        (.02)        (.01)
Total dividends and distributions               (.75)        (.13)          -0-        (.02)        (.09)        (.02)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-        (.86)          -0-          -0-
Offering costs charged to additional
  paid-in-capital                                 -0-          -0-          -0-        (.05)          -0-          -0-
Total capital share transactions                  -0-          -0-          -0-        (.91)          -0-          -0-
Net asset value, end of period                $13.36       $12.54       $11.22       $ 9.99       $11.03       $ 9.62
Market value, end of period                   $11.44       $ 9.56       $ 8.50       $ 8.25       $10.88       $10.13

TOTAL RETURN(A)
Total investment return based on:
  Market value                                 28.59%       14.10%        3.03%      (21.51)%       8.37%       30.96%
  Net asset value                              14.54%       13.35%       12.31%       (9.15)%      15.69%        8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $156,327     $146,743     $131,333     $116,936      $91,121      $79,464
Ratio of expenses to average net assets         1.72%(b)     1.71%        1.83%        1.71%        1.87%        2.13%
Ratio of net investment income (loss)
  to average net assets                        (1.25)%(b)     .07%        (.15)%        .02%        (.51)%        .09%
Portfolio turnover rate                           39%          19%          39%          27%          36%          42%
Average commission rate paid (c)              $.2050       $.1800       $.1997           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b)  Annualized

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12


ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Austria Fund was held on December 17, 1997. The description of each proposal and number of shares are as follows:


                                                  SHARES        SHARES VOTED
                                                 VOTED FOR    WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1.  To elect directors:

               Class One Directors
               (term expires 2000)
               William H.M. de Gelsey            7,356,061        304,925
               Dipl. Ing. Hellmut Longin         7,370,926        290,060
               Peter Nowak                       7,371,316        289,670
               Mag. Reinhard Ortner              7,372,898        288,088



                                SHARES VOTED     SHARES VOTED   SHARES VOTED
                                    FOR            AGAINST        ABSTAIN
-------------------------------------------------------------------------------
2.  To ratify the selection of
    Price Waterhouse LLP as the
    Fund's independent auditors
    for the Fund's fiscal year
    ending August 31,1998:        7,260,158        188,718        212,110


13


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
JOHN D. CARIFA
WILLIAM H. M. DE GELSEY
DR. HANS HAUMER
DIPL. ING. HELLMUT LONGIN (1)
DIPL. ING. PETER MITTERBAUER (1)
PETER NOWAK (1)
MAG. REINHARD ORTNER (1)
DR. MARIA SCHAUMAYER (1)
ANDRAS SIMOR
DR. REBA W. WILLIAMS
DR. WALTER WOLFSBERGER (1)

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN &CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD &KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


14


THE AUSTRIA FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds".


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSSR